Exhibit 10.7

Bill of Sale

Exhibit A to ASSET PURCHASE AGREEMENT ("Agreement") as of September 25, 2002, by and between Michael Fitzgerald (aka "Ninn Worx") and Pure Play Media, Inc.

In consideration of the sum of Three Hundred Thousand Dollars ($300,000), lawful money of the United States, in hand paid to Michael Fitzgerald (aka "Ninn Worx"), residing at 764 Avocet Way, Arroyo Grande California 93420, State of California, herein called the Seller, by Pure Play Media, Inc., a California Corporation, with principal place of business at 19800 Nordhoff Place, Chatsworth, CA 91311, State of California, herein called the Purchaser or Buyer, simultaneously with the execution hereof, and for other good and valuable considerations, receipt of which is hereby acknowledged by the Seller,

The Seller has bargained, sold, granted and conveyed, and by these presents does bargain, sell, grant and convey unto the Purchaser, its successors and assigns, all the Seller's right, title and interest in, to and under the following:

Personal Property and Equipment as Follows:

See September 25, 2002 schedule "A" Assets acquired from Hope Ranch attached hereto

The URL ninnworx.com

To have and to hold the same unto the Purchaser, its successors and assigns, forever.

The Seller hereby covenants with the Purchaser to warrant and defend the above-described property hereby sold unto the Purchaser, its successors and assigns against all and every person or persons whomsoever. This covenant shall be binding on the Seller's estate.

This bill of sale is made pursuant to a certain agreement dated September 25, 2002 between the Seller and the Purchaser.

IN WITNESS WHEREOF the Seller has hereunto set his hand and seal this 25th day of September 2002.

/s/ Michael Fitzgerald
Michael Fitzgerald, Ninn Worx

/s/ Richard Arnold
Richard Arnold, Pure Player Media, Inc.

/s/ Sieg Badke
Sieg Badke, Pure Player Media, Inc.

	25-Sep-02	Schedule "A" Assets Acquired from Hope Ranch

Reception Secretarial Room

Qty	Item	Description	Model #	Serial #
1	Sofa	Black Leather 7.8 ft x 3.2 ft
1	Love Seat	Black Leather 5.8 ft x 3.2 ft
1	Coffee Table	Glass with chrome legs
1	End Table	black wood 1.10 ft x 1.10 ft
2	Lamps	Halogen torch style lamps 5.5 ft tall
1	Vase	Pewter with white silk plants
1	Clock	Modern black & silver - Robert Abbey
1	Rack	Modern black magazine floor style
2	Book Shelves	Black wooden adj book shelves 3.2 ft X 3.6 ft
1	Waste basket	Black mesh style

Small Hallway - dividing editing Rooms

Qty	Item	Description	Model #	Serial #
1	Posters	Framed Hollywood Star trek poster
1	Posters	Framed Hollywood Fifth Element poster

Sieg's Office

Qty	Item	Description	Model #	Serial #
1	Matt	Chair Matt
1	Printer	HP DeskJet	940C	MY150670TM
1	Power Bar	Electrical power bar
1	Waste Basket	Black plastic waste can
1	Leather Chair	Sofa style Black Leather Chair

Qty	Item	Description	Model #	Serial #

Sieg's Apt Oakwood

1	Computer	HP-Visualize Computer	K550	US69342966
1	Mouse
1	Keyboard	HP	SK-2501K	M981046129

Sales Office

Qty	Item	Description	Model #	Serial #
1	Fax - Photocopier	Fax - Photocopier	MFC9100C	U56468H91702428

Server & Phone Room

Qty	Item	Description	Model #	Serial #
1	Cabinet	Server computer cabinet large black w Smokey plexi door
1	Drive	DLT Back up drive	35-70GBDLT700	1158017
1	Power Supply	HP 4000M-8000M Pro curve power supply switch	HPJ4121A	SG00863522
1	Commander	Cybex AutoView Commander	DB25	BG00339301
1	Commander	Cybex AutoView Commander	DB25	BG00339381
1	Computer	Boxx Pre-built Computers		B100232
1	Computer	Boxx Pre-built Computers		B100226
1	Computer	Boxx Pre-built Computers		B100225
1	Computer	Boxx Pre-built Computers		B100224
1	Computer	Boxx Pre-built Computers		B100223
1	Computer	Boxx Pre-built Computers		B100222
1	Computer	Boxx Pre-built Computers		B100221
1	Computer	Boxx Pre-built Computers		B100220
1	Computer	Boxx Pre-built Computers		B100219
1	Firewall	Boxx Firewall		B100227
1	Computer	SCSI Raid Computer		YB4346
3	Power Supply	Liebert Power Sure Battery Back-Up Pack
1	Monitor	Axxis computer Monitor	CM17GS	104080
1	Keyboard	Silicon Graphics Key Board

1	Cabinet	Server computer cabinet small black
6	Computer	Barracuda 8 Gig Drive Computers
1	CD Rom	CD Rom 24x
1	Drive	1.44 meg floppy drive
4	Power Supply	California PC Products power supplies	SP25400F

3	Racks	Large Tall black server racks
1	Computers	Carrera Computers		97122924
1	Computers	Carrera Computers		33869
1	Computers	Carrera Computers		98012126
1	Computers	Carrera Computers		33865
1	Computers	Carrera Computers		97122923
1	Computers	Carrera Computers		33866
1	Computers	Carrera Computers		98012122
1	Computers	Carrera Computers		33872
1	Computers	Carrera Computers		98012127
1	Computers	Carrera Computers		33864
1	Computers	Carrera Computers		93012124
1	Computers	Carrera Computers		38873
1	Computers	Carrera Computers		97122922
1	Computers	Carrera Computers		33871
1	Computers	Carrera Computers		97122921
1	Computers	Carrera Computers		33867
1	Computers	Carrera Computers		98012123
1	Computers	Carrera Computers		33866
1	Computers	Carrera Computers		33371
1	Computers	Carrera Computers		33870
1	Computer	SCSI Raid 5 Drive Computer		3335
13	Computers	Carrera Computers
1	Drive	Andataco Hard Drive	ESPR-RS-1SX6-B	SS99260468
1	Power Supply	Smart-Ups 3000 Battery Back Up	UPS3000
1	Computer	Brand is Blackbox Servmanager	SW9988A	9703175026
1	Computer	Carrera Computer		33923
5	Computers	No Name Computers with Removable Hard Drives
1	Computer	Brand is Boxx with 8 Processors computers
1	Computer	Brand is Blackbox Servmanager	SW9988A	9703175014

1	Computer	Large Tower Carrera Computer with cd burner
Complete with CD Burner, CD Rom, Zip 100, 1.44 Floppy Drive
Dual SCSI Out, Dual SCSI Monitor Out
1	Computer	Power Mac computer		FC60651F3FX
1	Misc	Box of cables, assorted, Phone & Computer

Art Room

Qty	Item	Description	Model #	Serial #
1	Monitor	HP Computer Monitor	HPA4576	JP01044890
1	Keyboard	HP Keyboard
1	Computer	HP-Visualize Computer	X500/X550	US69342657
1	Desk	Large L shaped glass and metal frame desk with glass monitor shelve 7.9ftx6ftx2.6ft
2	Filing cabinets	Black under desk movable desk drawer filing cabinets
1	Desk	Small square glass and metal frame desk 3.6ftx2.6ft
1	Shelving Unit	3 level glass and black frame shelving unit
4	Chairs	modern stainless steel and black vinyl side chairs
1	Speaker System	Monsoon speaker set includes 1 subs & 2 mid and high range speakers	sub only MH-500	50013099
1	Sub Speaker	Monsoon sub speaker	sub only MH-500	51011247
2	Lamps	Black desk lamps
1	Chair	Mid back black executive chair
1	Chair	High back black executive chair
1	Burner	Sony 48x12x48 Burner
1	Reader	Creative 52x reader
1	Computer	HP-Visualize Computer p-class		US60139S91
1	Decoration	Pewter & Glass art decoration
1	Clock	Small table clock black
2	Clocks	Square black & chrome wall clocks

Brandon's Office

Qty	Item	Description	Model #	Serial #
3	Chairs	Mid Back Black Executive Chairs
1	Keyboard	Black old keyboard
2	Power Supplies	APC Battery power back ups
1	Tape Recorder	DLT Tape Recorder	QTM_DLT4000	CX740M1233 SGI
1	Printer	Minolta Color Works Laser Printer		730201998
1	Air-conditioned	Portable Air Conditioner Delonghi	PAC290V	508
1	Interface	Aphex Systems 10/4 Interface	124A	AX124A16073
1	Power Supply	APC Battery power back ups	VS1400	WS9632285191
1	Drive	SCSI Raid Drive
1	Computer	Old Computer with 24x, Modem, SCSI Out, Internal SCSI
1	Keyboard	Black old keyboard
1	Linkbox	Westell Inc Link Box	B90-36R516	00B403216479
1	Fax/copy machine	Brother Fax/copy machine	MFC3100C	U5658IHIN010721
1	Speaker Set	AHEC Lansing Speaker Set (1) Woofer,(2) Speakers	ACS33	00900ALW0375538

Conference Room

Qty	Item	Description	Model #	Serial #
1	Cabinet	Brown 6.6ft x 1.9ft Cabinet with glass top and 4 glass doors 2 wooden
1	Table	modern Glass table with metal legs and fancy brown wooden center 8.5ftx3.0ft
2	Pantry's	Brown 7.0ft x 2.10ft x 1.4ft pantry's with 2 glass shelves 1 wooden shelve & glass doors
1	Display Case	Black glass display case 6ftx 1.4ftx 1.6ft with 3 glass shelves
2	Lamps	Tall Halogen torch lamps with glass body
10	Chairs	Italian black leather conference room chairs
1	Bowl	Modern glass bowl for table piece center
1	Wall Display Unit	Large wall display unit brown & black 7fthx11ftlx1.4ftd 10 draw 4 door tv shelving unit
1	Water Cooler	White Stand up type water cooler

Mac Editing Suite

Qty	Item	Description	Model #	Serial #
2	Chairs	Executive black high back chair
1	Mixer	Mackie Mixer	1202VLZPRO	(21) BU90815
1	T V Monitor	Sony professional TV monitor	PVM20MZU	2014567
1	Speaker	Audio Phile speaker	SP5B	SP5B263647-1
1	Speaker	Audio Phile speaker	SP5B	SP5B263647-2
1	Computer Monitor	HP monitor	A4576	JP01021112
1	Computer Monitor	HP monitor	A4576	JP01039902
1	Tape Deck	Sony Tape Deck	DSR11	33642
1	Computer Monitor	View sonic Monitor	2182PS	Q151611393
1	Mouse Pad	Design-pen-mouse Pad - Wacom	GD-0608-R	9EJ002203
1	Computer Box	Mac Box 1 Gig Ram		XB2260N0N8H
1	Drive	Lacie Hard Drive - 120GBFFW	120GBFFW	12270985
1	Drive	Lacie Hard Drive - 120GBFFW	120GBFFW	12301103
1	Drive	Lacie Hard Drive - 120GBFFW	120GBFFW	12270931
1	Drive	Lacie Hard Drive - 120GB-D2FWD2	120GB-DZFWD2	12341470
1	Light Box	Apollo Light Box	LB100	890F
1	Sharpener	Panasonic pencil sharpener
1	Computer	HP Visualize computer-Upgraded Animation	X500-A5014A	VS69354987
1	Iomega Jazz	Removable Storage	V1000S	WIMU4005PH
1	Iomega Zip	Removable Storage	Z250P	NWAM12E2UF
1	Desk	Black Corner style desk with book shelve
1	Desk	Black Corner style desk without book shelve
2	Lamps	Black table lamps
1	Waste Basket	Black plastic waste can
2	Mounts	Black speaker wall mounts
1	Burner	DVD Burner Pioneer	DVRS201	TLTTOO5547W1
1	Drive	Reveal Zip Drive	ZIP100	RVA55061G7

Editing Room Number 1 first rm west of audio rm

Qty	Item	Description	Model #	Serial #
1	Mixer	Mackie mixer	1202-VLZ Pro	(21)BU78678
1	Tape Deck	Panasonic tape deck	AJ-D95O	11TRCOO1B
1	T V Monitor	Professional T V Monitor Sony	BUM20G7U	2010055
1	Remote	Sony Remote	BKM-10R(96P)	2204152
1	Speakers	Studio Phile monitor speakers	SP-5B	SP5B263216-2
1	Speakers	Studio Phile monitor speakers	SP-5B	SP5B263216-1
2	Foam Pads	Auralex Mopad speaker foam desk stands
1	Monitor	IBM Monitor	665ZU3N	23-19011
1	Monitor	IBM Monitor	665ZU3N	23-12343
1	Mouse	Logitec Optical mouse
1	Keyboard	MMT keyboard
1	Computer	DPS 8.0 System, incls dual 500mhz,1,5gig ram,8,5gidscsi internal,34.1gigscsi internal,dps hardware pkg, cd-rom
1		Metea 490gb Raid		21402110679
1		Rorke Data Raid 270gb		14612948325
1		Rorke Data Raid 175gb		13818921671
1	Desk	Black L shaped desk 8ftx6ftx2.6ft with built in storage unit under desk
2	Chairs	Mid back black executive chairs
1	Chair	Black side chair
1	Matt	Chair Floor mat
1	Waste Basket	Black wire waste basket
2	Power surge	Power surge electrical power cords
1	Battery Power Pack	Battery Power Pack
1	Lamp	Black desk lamp
1	Poster	Framed Movie poster The Shadow

Editing Room Number 2

Qty	Item	Description	Model #	Serial #
1	Monitor	IBM Monitor	P260	SS21208
1	Monitor	IBM Monitor	P260	SS35691
1	Speaker	Audio Phile SP5B speaker	SP5B	SP5B2S1679-1
1	Speaker	Audio Phile SP5B speaker	SP5B	SP5B2S1679-2
1	TV Monitor	Professional Sony TV Monitor	PVM-20M2U	2014565
1		Medea	MEDO-21-02	21402110633
1	Mixer	Mackie	1202-VLZPRO	(21)BU90814
1	Tape Deck	Panasonic tape deck	AJD250OP	17TRA0103
2	Foam Pads	Auralex Mopad speaker foam desk stands
1	Power surge	Power surge electrical power cords
1	Mouse	Logitec Optical mouse
1	Battery Power Pack	Battery Power Pack
1	Keyboard	Micro innovations keyboard
2	Poster	Framed Movie poster Batman
1	Desk	Black L shaped desk 8ftx6ftx2.6ft with built in storage unit under desk
1	Matt	Chair Floor mat
1	Waste Basket	Black wire waste basket
1	Chair	Mid back black executive chair
1	Chair	Black side chair
1	Computer	DPS Computer Box Dual Pentium 1000mhz 1.5 gig ram
1	Bookcase	Black Book case 3 level with 2 adj shelves 3.6ftx3.2ftx1.1ft

Audio Sound Room

Qty	Item	Description	Model #	Serial #
1	Piano style Keyboard	Kurzweil keyboard	K2000VP	359710001781
1	Speaker	Alesis-Monitor One speaker studio monitor type		IM3562722
1	Mixer	Mackie Mixer	CR-1604	A37147
1	Amp	Rolls Head Phone Amp	RA53	53-0143582
1	Patch Bay	Neutrik Patch Bay	NTS-SPP-L
1	Sound card	M-Audio-Delta1010 sound card
1	Patch Bay	Music Quest Opcode 8 port/se midi engine patch bay
1	Pre Amp	DBX-376 Tube channel Strip with Digital Out pre-amp
1	Reverb	Alesis - Midi Verb 4 Reverb Rack Mount
1	Expansion Rack	Roland-Super JV Expanded keyboard expansion Rack
1	Amp	Alesis - Amp	RA100
1	Computer	Computer with 1.4ghz AMP Anthalon, 1gig ram,yamaha 48x12x40,Quantom 36gig scsi,Nividica G Force 3,Rack mount case
1	SCSI Raid Hard Drive	Rorke Data-Maxarray LVD 76 Gig Raid
1	Computer Monitor	HP 21 inch Monitor	P1110
1	Keyboard	HP Keyboard
1	Mouse	Logitec Optical mouse
1	Desk	Black L shaped desk 8ftx6ftx2.6ft with built in under desk rack mount shelf
2	Speaker Stands	6 ft Tall Grey wooden speaker stands
2	Foam Pads	Auralex Mopad speaker foam desk stands
1	Wall Unit	6.2ftx6ftx1ft Black 3 piece wall storage unit
1	Head phone	HP40 Headphone
2	Head phones	Sony MDRV00DJ Headphones
1	Chair	Mid back executive black leather chair
1	Waste Basket	Black plastic waste can
1	Love Seat	Black Leather Love Seat
2	Floor Lamps	Small Black Floor type lamps
3	Power surge	Power surge electrical power cords
1	Lamp	Black desk lamp
1	Bookends	Black set of 4x6in bookends
200	CD'S	Approx 200 Acid Loops, Studio Cuts Canned Music-entire collection
1	Software	Nero 5 Cd Rom Burner	58657	15050
1	Software	Norton Utilities 2002 Windows	37648	20902
1	Software	MacAfee Virus Scan Pro 6.0	31944	15960
1	Software	MacAfee Utilities	31944	15690
1	Software	Windows 2000 Professional	59556	18745-1
1	Software	Windows 2000 Professional	59556	18745-2
1	Software	Windows 2000 XP	59556	58213
1	Software	Final Cut Pro 3.0	37648	21195
1	Software	Norton Utilities 7.0	37648	21199
1	Software	Applecare Protection Plan	18908	34721
2	Software	D.P.S 8.0
2	Software	Digital Fusion 3+
150	Software	Approx 150 software program CD's	Not not Yet Listed	Not not Yet Listed

Sound Voice Room

Qty	Item	Description	Model #	Serial #
1	Poster	Framed Movie Poster Batman
2	Stands	Mike Stands
1	Guard	Mike Wind Guard
1	Boom	Mike boom
1	Recorder	Tuscam tape recorder	102MK	40288
1	End Table	3 door end table
1	Tool Set	Master Mechanic GV Drill Driver with all bits

Warehouse Area

Qty	Item	Description	Model #	Serial #
1	Tape deck	Sony Video Tape Deck	VO9800	77538
1	Monitor	Computer Mag Monitor	DX1595	MI33GS147817
1	Monitor	Computer Compaq Monitor	630	818DA25KA872
1	Monitor	Computer HP Monitor	A4576	JPO1056877
1	Monitor	Computer Optiquest Monitor	VCDTS21383	2J81200489C
1	Monitor	Computer Packard Bell Monitor	1020	TGMN60700926C
1	Monitor	Computer ViewSonic Monitor	2182PS	Q255126399
1	Monitor	Computer Mag Monitor	DX1595	MI33G5148613
1	Computer	Carrera Computer		FA0000118547
1	Hard Drive	Falcon external hard drive	9606	85138
1	Hard Drive	Falcon external hard drive	9606	85145
12	Foam Sheets	Auralex sound proofing foam pads ---------- Full sheets
3	Foam Sheets	Auralex sound proofing foam pads ---------- !/2 sheet size
1	Foam Sheets	Auralex sound proofing foam pads -----------1/4 sheet size
1	Chair	Black rocking chair
2	Chairs	Black Executive High Back Chairs
3	Chairs	Black Mid Back Chairs
12	Side Chairs	Black side chairs
1	Fan	Holmes air fan	HASF1721
1	Fan	Holmes air fan	HASF1301
4	Pillows	Leapord print style pillows
1	Chair	Black wooden director's chair
4	Boxes	Large boxes of various cables, Power cords,Modem,Telephone,Video,Audio, & Computer cables
1	Box	Box of power strip surge protectors
7	Waste Baskets	Black plastic waste cans
1	Rack	Zero/Stantron Rolling Audio mount rack with Power strip
1	Labeling Machine	Brady Labeling machine	LS2000	24046
1	Sofa Chair	Black leather sofa chair
2	Desks	Black wooden mini desks
2	Racks	Black magazine racks- metal & canvas
1	Rack	Rolling Audio mount rack wood & metal
1	Chair	Mid back grey chair
1	TV	Sony TV color	KV3XBR250	9019561
1	VCR	Sony VCR	SLV779HF	102876
3	Luggage	Luggage set
1	Monitor	Mag Computer Monitor	MH1334014148	709004493
1	TV	Mitsubishi Color T V	XC3730C	709004493
29	Cameras	Canon Rebel 2000 eos with 50mm lens	EOS 2000
1	Lamp	Torch Lamp, modern plastic Black
1	Rack	Black metal clothing rack
1	Computer	Silicon Graphics Indigo 11	CMNB007Y100	080069087A3F
4	Toner Cartridge	Elite XL Toner cartridge	Elite XL
1	Cassette	Elite XL 250 sheet Universal Cassette
1000Ft	Cable	Communication Cable
1	Control Unit	Monitor Control unit ------- Sony	BKM10R	2100936
5	Keyboards	Assorted computer Keyboards
3	Lamps	Mountable Lamps
1	Camera	Canon DMXL1S Camera Body	DMXL1S	42300100042
1	Camera	Canon DMXL1S Camera Body	DMXL1S	4228000403
2	Lens	Canon 16X Zoom XL 5.5-88mm IS II Lens
2	View Finders	Canon	FU1000	0B300650
2	Audio Attachments	Canon	MA200
2	Filters	Canon Filter Pack
2	EF Adapters	Canon EF XL Adaptors
1	Pad	Grounding Pad
1	Table	Plastic with folding legs
1	Tool Set	27 set of tools kit
4	Mouse's	Computer mouse
1	Loudness Monitor	Dorrough	4OC2
3	Lighting grip	Manfroho Pro Lighting Grip
1	Speaker	JBL 8 Ohm Stereo Speaker		J023-012038
1	Speaker	Boston HD5 8 Ohm Stereo Speakers	HD5	166337
1	Speaker	Boston HD5 8 Ohm Stereo Speakers	HD5	166339
1	AM/FM Cd Player	Aiwa Stereo & CD Player	LCX300U	A3450079
1	Tripod	Sachtler Video Camera Tripod
1	Software	Peachpit Press- Adobe after effects 5
1	Software	Cyberlink Power DVD xp 4.6
1	Software	Asimware Innovations texture Heaven
1	Software	Sonic Solutions DVD it BDVQHQBBJLKU5BWU7
1	Software	Hewlett Packard Hp Visualize Personal Workstation CDR/RW
Warehouse con't

1	Software	Hewlett Packard Hp Visualize Personal Workstation Support 1.0
1	Software	Adobe Solid Gold Millenniam
1 set	Software	Microsoft Windows NT 4.0 Workstation/Server ( 4 Discs )
1	Software	N Vidia Detonator 4 ver. 21.83
1	Software	Wacom Intuos 4.40
1	Software	Logitech Mouse Ware 9.7 (pc), M4.0.5 ( mac )
1	Software	HP HP Destjet 940c Printer Software
1	Software	Precision Computer Graphics Moving Textures
1	Software	Avid Sapphire Plug ins Ver 1.0
1	Software	Earthlink Express Net Suite ( Old )
1	Software	Palm V11X Handheld software 3.1
1	Software	Microsoft Word 2000
1	Software	Ahead Nero Vision Express
1	Software	Mcafee Virus Scan Pro 6.0
1	Software	Discreet 3D Studio Max ver 4.2 128070081524602A
1	Software	Discreet 3D Studio Max ver 4.2 128070081524602A
1	Software	My Software My Label Designer 3.02 CG
1	Software	Kinetix 3d Studio Max 11096518733
1	Software	Silicon Graphics In Person
1	Software	Digimation Stitch 36500031
1	Software	Broderbund 3D Home Interiors
1	Software	Maya Fusion Lite Edition !.0
1	Software	Coriolis Character Animation In Depth
1	Software	Mijenix Zip Magic 98
1	Software	Soft Quad Hot Metal 5.0 243050201001
1	Software	Digi Effects Cinelook 1.1
1	Software	Canon Digital Camera Solutions 7.0
1	Software	Microsoft Windows 2000 Pro GtH8HQQYH9P4WQ
1	Software	Microsoft Windows 2000 Pro GYJ27X729PHR7BB
2	Software	2 Disc Set Microsoft Front Page 2000
1	Software	Coriolis Group 3D Studio Max R 2.5 Fx and design
1	Software	Digimation Flexsound
1	Software	Zygote People characters for Character Studio
1	Software	Digimation Muybridge Variations
1	Software	Microsoft Softimage 3D 3.0
1	Software	WRQ Reflection Suite for X
1	Software	Xaos Xaos Tools Production Suite
1	Software	Xaos Pandemonium 2.5/n Title 2.0
1	Software	Coda Real Time Motion Capture System ver 1.0
1	Software	The Waite Groups Windows Animation Festival
1	Software	Eye On SoftWare Digital Fusion Ver 2 8051901000
1	Software	Kinetix 3D Studio Max 3.1 11096518732
1	Software	Kinetix 3D Studio Max 4.0 33991071997
1	Software	Discreet Character Studio 3.0 11016166527
1	Software	Discreet 3D Sudio Max 4.0 33990447766
1	Software	Discreet Reacto 1.0 11016132257
1	Software	Discreet Combustion 11712645323
1	Software	Kinetix 3D Studio Max 11096518734
1	Software	Softimage Vol 1 ( 0n 2 Discs )
1	Software	Play Inc Snappy 3.0
1	Software	Zygote Stuff for Poster 3
1	Software	Digimation Foley Studio Max
1	Software	Okino Computer Graphics Poly Trans
1	Software	Maya Invigorator 2.0
1	Software	Avid Effects Disk
1	Software	Yamaha CD Expert
1	Software	Veritas backup exec for Windows NT/2000 SBLNTAS000
1	Software	Symantec Norton Utilities 2.0 3764812295
1	Software	Symantec Norton Utilities 3.0 3764812757
1	Software	Quicken ver .6 ( Old for Windows 95 ) 028287002845
1	Software	Microsoft Windows 95 Upgrade 9300780184
1	Software	Sek'D Samplitude ( Harddisk recording Software ) HM02207A183
1	Software	Curious Labs Poser 4 ( Character anamation ) XF4ICRD0001217VKD
1	Software	Power Production Storyboard Artist ver 3
1	Software	MusicSoft Dance eJay 2 Mega Kit 2616772
1	Software	Sonic Foundry Acid Rock 2474000041
1	Software	Sonic Foundry Acid DJ 2474000042
1	Software	Sonic Foundry Acid Pro 2.0 2474000067
1	Software	Digital Juice Jump Backs 1
1	Software	Digital Juice Jump Backs 2
1	Software	Digital Juice Jump Backs 3
1	Software	Cebas Computer Pro Optics Suite 1.61 POS110485
1	Software	Discreet 3D Studio Max ver 4.0 33987916684
1	Software	Discreet 3D Studio Max ver 4.0 33953592669
1	Software	Discreet Combustion 1.01 11016169511
4	Suitcases	Packed full of Costume outfits

	25-Sep-02	Items in Pure Play's Office which will remain the property of Michael Ninn ( Hope Ranch )	Model #	Serial #

Reception Secretarial Room

1	Bowl	Black coffee table center bowl
1	Vase	Glass with silk orange plants
1	Radio	Silver blue 1950 replica radio	CR52
1	Painting	Metropolis
1	Photo	Henry Clark with frame-Dior Paris 1956
1	lamp	Modern black table lamp

Art Room

1	Picture	Himut Newton Autographed Photo framed ( Jodie Foster ) Pascal de Sarthe Gallery
1	Toy	Android Hunter figure Toy

Conference Room

3	Radio's	Antique 1940-1950's Radio's
1	Vase	Modern Glass Vase
1	Painting	Jon Hul 93 black acrylic on Canvas man and women
1	Painting	Jon Hul 93 girl in latex black
1	Glass Ware	Misc box of glass ware not unpacked yet
7	Pictures	Misc small pictures
1	Decoration	Art Deckco Samurai Warrior figurine

Sound Voice Room

1	Picture	Finger Of God 31x47
1	Poster	Framed Angels Poster

Warehouse Area

1	TV	Antique Television used as a prop in most films
1	Bed	Futon